[Graphic of Man and Woman in front of Oval Window]

[MFS logo]

INVESTMENT MANAGEMENT

75 YEARS

WE INVENTED THE MUTUAL FUND[RegTM]

MFS[RegTM] Municipal Income Trust

Annual Report
for Year Ended
October 31, 1998

Letter from the Chairman

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management[RegTM], the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of October 31, 1998, MFS manages nearly $87 billion, and the firm's 2,000 people serve 3.8 million investors and their financial advisers worldwide, while MIT's assets have grown to over $10 billion.

A major factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike many other companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes nearly 40 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT was the first mutual fund, it was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds offered by MFS, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. Today, the MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.


As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,


/s/ Jeffrey L. Shames


Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management[RegTM]

November 16, 1998

Management Review and Outlook

Dear Shareholders,
For the 12 months ended October 31, 1998, shares of the Trust provided a total return of 8.37% based on its New York Stock Exchange price and assuming the reinvestment of distributions paid during the period. The net asset value of the Trust rose from $8.51 to $8.55 over the period, providing a total return of 7.39%. Over the same period, the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of fixed-rate, below-investment-grade municipal bonds, provided a total return of 8.02%. Additionally, the Trust primarily invests in lower-quality municipal issues rated "Baa" or below or those that are unrated. These lower-rated securities have high coupon rates relative to the market and generally are less price sensitive in a volatile interest-rate environment; hence, they provide less price fluctuation during these periods (although investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions).

Municipal bonds today are as cheap in comparison to U.S. Treasuries as they have been since 1987, thanks in part to a surge in supply over the past year. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) The excess supply is due to lower interest rates that have sparked a wave of refinancing, as people refinanced old debt with new bonds at lower interest rates. The lower rates have also caused an increase in borrowing in general.

MFS[RegTM] Original Research(SM) differentiates our approach by helping us gain an intimate understanding of the credit risks that we take in the portfolio. And, for this Trust, credit risk is the primary factor in determining overall portfolio performance. The Trust seeks as its primary goal high current income, and we've worked toward this goal by investing in bonds that offer good, sustainable yield but do not represent undue credit risk.

Until July and August of this year, the investment environment for high-yield municipal securities had been very favorable. Interest rates had declined, and credit spreads had tightened. Issues that were credit sensitive did very well as the economy continued to grow while showing no signs of inflation. Over the summer, we saw some weakening in credit fundamentals, especially among corporate-backed bonds, as a result of general unease about the economy. Bonds backed by corporations with exposure to international markets that were in turmoil began to weaken, and the impact was most severe on those bonds that were based in the commodity markets. As commodity prices fell, commodity-backed bonds' performance weakened. However, spreads here have remained tight, while other spreads widened significantly over this period. This continuance of tight spreads has generally allowed high-yield bond returns to outpace those of high-quality bonds, as evidenced by the Trust's outperformance in relation to the high-grade Lehman Index.

We believe that the economy is slowing and may slow further, though we don't believe we're headed for a recession. Therefore, we favor investment opportunities in bonds that are not as dependent on economic cycles. Utilities, health care, and certain housing issues are offering good risk-to-reward ratios at the moment, though the portfolio is actively managed and holdings may vary. However, it's important to note that not all of these issues are created equal, nor do they offer the same quality in all markets or regions. This is where our research advantage comes into play, once again, in helping us determine the real needs in each area of the country, the competitive outlook in a particular market, and the strength of individual issues. As a result, we feel that we are well positioned to uncover the best municipal bond investments in particular markets. From a regional perspective, we are reexamining areas of the economy and the country that are most affected by export revenue. For example, in the western part of the country exports comprise a significant amount of gross product and are heavily weighted toward exports to Asian economies, which are currently suffering. So we're being very cautious with our investments in that region.

As MFS heads into its 75th anniversary year, we look to enhance our research focus in the municipal bond realm because we believe research is as critical to our success here as it has been for the equity and other fixed-income investment portfolios we offer. Of equal historical importance to us in the Municipal Bond Department is that MFS offered the industry's first municipal high-yield bond fund in 1984, and we look to remain in the forefront of that market as we enter the 21st century.

Respectfully,


/s/ Michael W. Roberge


Michael W. Roberge
Portfolio Manager

November 14, 1998

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover.
The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
                ----------------------------------------------
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.


Performance Summary
(For the year ended October 31, 1998)


Net Asset Value Per Share
October 31, 1997                   $ 8.51
October 31, 1998                   $ 8.55

New York Stock Exchange Price
October 31, 1997                   $ 9.063
February 9, 1998 (high)*           $ 9.625
May 27, 1998 (low)*                $ 8.625
October 31, 1998                   $ 9.188

*For the period November 1, 1997, through October 31, 1998.


Federal Tax Information

(For the year ended October 31, 1998)

In January 1999, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1998.

For federal income tax purposes, 100% of the total dividends paid by the Trust from net investment income during the year ended October 31, 1998, is designated as an exempt-interest dividend.

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

Number of Shareholders

As of October 31, 1998, our records indicate that there are 6,088 registered shareholders and approximately 16,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

          State Street Bank and Trust Company
          P.O. Box 8200
          Boston, MA 02266-8200
          1-800-637-2304


New York Stock Exchange Symbol

The New York Stock Exchange symbol is MFM.


Results of Shareholder Meeting

At the annual meeting of shareholders of MFS[RegTM] Municipal Income Trust, which was held on September 17, 1998, the following actions were taken:

Item 1. The election of Richard B. Bailey, Peter G. Harwood, and Charles W. Schmidt as Trustees of the Trust.


                                    Number of Shares

Nominee                For                    Withhold Authority
--------------------   --------------------   -------------------
Richard B. Bailey      32,596,365.0786        730,527.3213
Peter G. Harwood       32,427,813.7394        899,078.6605
Charles W. Schmidt     32,604,745.0454        722,147.3545

Trustees continuing in office who were not subject to re-election at this meeting are J. Atwood Ives, Lawrence T. Perera, William J. Poorvu, Arnold D. Scott, Jeffrey L. Shames, Elaine R. Smith, and David B. Stone.

Item 2. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the Trust for the fiscal year ending October 31, 1999.


              Number of Shares
            --------------------
For         32,561,212.0130
Against        350,287.0869
Abstain        415,393.3000


Investment Objective and Policies

The investment objective of the Trust is to provide a high current income exempt from federal income taxes.

The Trust seeks to achieve its objective by investing primarily in medium- and lower-quality municipal bonds and notes. The Trust may also enter into futures contracts and purchase securities on a "when-issued" basis.

Dividend Reinvestment and
Cash Purchase Plan

MFS offers a Dividend Reinvestment and Cash Purchase Plan which allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a pro rata share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m.

Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.


If you have any questions or would like a brochure providing a complete description of the plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.





























          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE

Portfolio of Investments -- October 31, 1998

Municipal Bonds -- 98.1%




                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
General Obligation -- 1.5%
Chicago, IL, FGIC, 5.125s, 2025 ....................   $2,000           $ 2,000,980
Markham, IL, 9s, 2012 ..............................    1,265             1,283,975
New York City, NY, 6.125s, 2025 ....................    1,470             1,595,038
                                                                        -----------
                                                                        $ 4,879,993
                                                                        -----------
State and Local
  Appropriation -- 0.6%
Riverside County, CA, Asset
  Leasing Corp., Leashold Rev.
  (Riverside County Hospital),
  MBIA, 0s, 2026 ...................................   $8,595           $ 2,098,555
                                                                        -----------
Refunded and Special
  Obligations -- 20.9%
Arapahoe County, CO, Capital
  Improvement, Highway Rev.,
  0s, 2005 .........................................   $1,000           $   368,550
Arapahoe County, CO, Water &
  Sanitation District, 9.25s, 1998 .................    2,000             2,029,140
Clermont County, OH, Hospital
  Facilities Rev. (Mercy Health
  Systems), AMBAC, 9.696s,
  2001++++ .........................................      500               598,470
Colorado Health Facilities
  Authority, Retirement Facilities
  Rev. (Liberty Heights), 0s, 2024                     10,000             2,601,500
Dade County, FL, AMBAC,
  0s, 2008 .........................................   15,080             2,227,165
Denver, CO, City & County Airport
  Rev., 8.75s, 2001 ................................      400               463,932
Desert Hospital District, CA,
  Hospital Rev. (Desert Hospital
  Corp.), 8.874s, 2002++++ .........................    1,500             1,831,620
Hannibal, MO, Industrial
  Development Authority (Hannibal
  Regional Healthcare), 9.5s,
  2001+ ............................................    1,500             1,780,860
Illinois Development Finance
  Authority, Retirement Housing
  Rev. (Regency Park), 0s, 2025 ....................   26,000             5,918,640
Jefferson County, OH, Asset
  Guaranty, 7.125s, 2005 ...........................    1,000             1,205,980
Maine Health & Higher Education
  Facilities Authority (St. Mary's
  General Hospital), 8.625s, 1999                       1,000             1,055,600
Massachusetts Health & Education
  Facilities Authority (Fairview
  Extended Care Facility), 10.25s,
  2001 .............................................    1,500             1,746,885


                                                    Principal Amount
Issuer                                                (000 Omitted)         Value
Refunded and Special
  Obligations -- continued
Massachusetts Industrial Finance
  Agency, Tunnel Rev. (Mass.
  Turnpike), 9s, 2000 ..............................   $3,710           $ 4,145,406
Mississippi Hospital Equipment &
  Facilities Authority Rev. (Rush
  Medical Foundation), 8.75s,
  2001 .............................................    1,000             1,124,460
New Lenox, IL, Community Park
  Development Authority, 8.25s,
  2004 .............................................    2,000             2,463,880
New York City, NY, 6.125s, 2006 ....................      530               604,338
North Carolina Medical Care
  Commission, Hospital Rev.
  (Valdese General), 8.75s, 2001 .....................  1,370             1,585,720
Prince William County, VA,
  Industrial Development Authority,
  Residential Care Facility
  (Westminster at Lake Ridge),
  10s, 2002 ........................................    1,500             1,803,315
Russellville, AR, Industrial
  Development Rev. (Charles
  Meyers), 10s, 1999 ...............................    4,985             5,342,923
San Joaquin Hills, CA,
  Transportation Corridor Agency,
  Toll Road Rev., 0s, 2006 .........................    2,300             1,726,150
San Joaquin Hills, CA,
  Transportation Corridor Agency,
  Toll Road Rev., 0s, 2011 .........................    6,600             3,765,894
San Joaquin Hills, CA,
  Transportation Corridor Agency,
  Toll Road Rev., 0s, 2019 .........................   10,000             3,675,500
Telluride, CO, Gondola Transit Co.,
  Real Estate Transfer
  Assessment Rev., 11.5s, 2012 .....................    2,475             4,018,930
Telluride, CO, Gondola Transit Co.,
  Real Estate Transfer
  Assessment Rev., 11.5s, 2012 .....................      425               676,736
Texas Turnpike Authority (Houston
  Ship Channel Bridge), 12.625s,
  2002 .............................................   10,565            13,882,938
Walton, GA, Industrial
  Development Rev. (Ultima
  Rubber Products), 10s, 2000 ......................    1,630             1,816,390
Washington Public Power Supply
  System Rev. (Nuclear Project
  #1), 14.375s, 2001 ...............................    1,090             1,252,792
                                                                        -----------
                                                                        $69,713,714
                                                                        -----------

                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Airport and Port Revenue -- 6.2%
Atlanta, GA, Special Purpose
  Facilities Rev. (Delta Airlines),
  7.9s, 2018 ..........................................   $2,100        $ 2,211,993
California Statewide Communities
  Development Authority (United
  Air Lines, Inc.), 5.625s, 2034 ......................    2,000          2,055,720
Cleveland, OH, Airport Special
  Facilities Rev. (Continental
  Airlines), 9s, 2019 .................................    3,150          3,402,315
Denver, CO, City & County Airport
  Rev., 8.75s, 2023 ...................................    1,100          1,249,259
Hillsborough County, FL, Aviation
  Authority Rev. (US Air), 8.6s,
  2022 ................................................      650            730,197
Kenton County, KY, Airport Board
  Special Facilities (Delta Airlines),
  7.5s, 2020 ..........................................    1,000          1,092,780
Tulsa, OK, Municipal Airport Trust
  Rev. (American Airlines), 7.375s,
  2020 ................................................    3,400          3,627,528
Tulsa, OK, Municipal Airport Trust
  Rev. (American Airlines), 7.6s,
  2030 ................................................    3,000          3,261,780
Wayne County, MI, Charter Airport
  Rev. (Detroit Metropolitan Wayne
  County), 5s, 2022 ...................................    3,000          2,934,450
                                                                        -----------
                                                                        $20,566,022
                                                                        -----------
Electric and Gas Utility
  Revenue -- 8.2%
Alaska Industrial Development &
  Export Authority, Power Rev.
  (Upper Lynn Canal Regulatory
  Power), 5.8s, 2018 ..................................   $  830        $   845,289
Clark County, NV, Industrial
  Development Rev. (Nevada
  Power Co.), 5.6s, 2030 ..............................    3,000          3,013,050
Clark County, NV, Industrial
  Development Rev. (Nevada
  Power Co.), 5.9s, 2032 ..............................    1,000          1,023,020
Midland, MI, Environmental
  Development Authority, Pollution
  Control Rev. (Midland
  Cogeneration), 9.5s, 2009 ...........................    1,500          1,625,595
New York City, NY, Industrial
  Development Rev. (Brooklyn
  Navy Yard Cogeneration
  Partners), 5.65s, 2028 ..............................    4,500          4,564,305


                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Electric and Gas Utility
  Revenue -- continued
New York City, NY, Industrial
  Development Rev. (Brooklyn
  Navy Yard Cogeneration
  Partners), 5.75s, 2036 ..............................   $2,500        $ 2,555,200
Ohio Water Development, Pollution
  Control Rev. (Cleveland Electric),
  8s, 2023 ............................................    2,500          2,874,375
Pima County, AZ, Industrial
  Development Authority (Tuscon
  Electric Power Co.), 6s, 2029 .......................    3,000          3,028,890
Pittsylvania County, VA, Industrial
  Development Authority Rev.,
  7.5s, 2014 ..........................................    2,000          2,199,060
Southern California Public Power
  Authority, Transmission Project
  Rev., 7.893s, 2012++++ ..............................    3,650          4,191,222
West Feliciana Parish, LA,
  Pollution Control Rev. (Gulf
  States Utilities Co.), 5.8s, 2015 ...................    1,500          1,529,235
                                                                        -----------
                                                                        $27,449,241
                                                                        -----------
Health Care Revenue -- 23.3%
Baltimore County, MD, Nursing
  Facility Mortgage Rev. (Eastpoint
  Rehabilitation & Nursing Center),
  6.75s, 2028 .........................................   $  500        $   493,165
Bell County, TX, Health Facilities
  Development Corp. (Advanced
  Living Technology), 7.25s, 2001                            160            158,021
Bell County, TX, Health Facilities
  Development Corp. (Advanced
  Living Technology), 7.75s, 2006                            300            291,321
Bell County, TX, Health Facilities
  Development Corp. (Advanced
  Living Technology), 8.125s,
  2016 ................................................    1,085          1,035,231
Bell County, TX, Health Facilities
  Development Corp. (Advanced
  Living Technology), 8.5s, 2026 ......................    2,405          2,287,997
Bell County, TX, Health Facilities
  Development Corp. (Kings
  Daughters Hospital), 9.25s,
  2008 ................................................      695            734,184
Booneville, MO, Health Facilities
  Rev. (Gericare, Inc.), 11s, 2017 ....................    1,900          1,946,360
Boston, MA, Industrial
  Development Finance Authority
  Rev. (Stonehedge Convalescent
  Center), 10.75s, 2011 ...............................      680            702,841

                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Health Care Revenue -- continued
Brevard County, FL, Health
  Facilities Authority Rev. (Friendly
  Village), 9.25s, 2012 ..............................   $2,245          $2,277,530
Broward County, FL, Industrial
  Development Authority (Beverly
  Enterprises, Inc.), 9.8s, 2010 .....................    2,200           2,418,658
Cambria County, PA, Industrial
  Development Authority (Beverly
  Enterprises), 10s, 2012 ............................      680             891,160
Cheneyville, LA, Westside
  Habilitation Center, 8.375s,
  2013 ...............................................    2,500           2,740,425
Chester County, PA, Industrial
  Development Authority (RHA/PA
  Nursing Home), 10.125s, 2019 .......................      952             875,840
Connecticut Health & Educational
  Facilities (Johnson Evergreen),
  8.5s, 2014 .........................................      650             706,804
Contra Costa County, CA,
  Residential Rental Facilities Rev.
  (Cypress Meadows), 7s, 2028 ........................    1,840           1,826,016
Denver, CO, Health & Hospital
  Rev., 5.25s, 2013 ..................................      635             636,295
Denver, CO, Health & Hospital
  Rev., 5.375s, 2018 .................................    1,500           1,502,400
District of Columbia, Hospital Rev.
  (Hospital for Sick Children),
  8.875s, 2021 .......................................      475             514,078
Fairfax, Fauquier & Loudoun
  Counties, VA, Health Center
  Commission, Nursing Home
  Rev., 9s, 2020 .....................................    1,840           1,983,612
Gadsden County, FL, Industrial
  Development Authority (RHA/
  FLA Properties), 10.45s, 2018 ......................    2,485           2,534,228
Greenville County, SC, Hospital
  Facility Rev. (Chestnut Hill),
  10.375s, 2016 ......................................    2,795           2,403,700
Hobbs County, NM, Health
  Facilities Rev. (Nemecal
  Associates), 9.625s, 2014 ..........................      870             913,648
Illinois Health Facilities Authority
  Rev. (Centegra Health Systems),
  5.25s, 2018 ........................................    1,000             993,800
Iowa Finance Authority, Health
  Care Facilities Rev. (Care
  Initiatives), 5.75s, 2018 ..........................      500             499,550
Lee County, FL, Industrial
  Development Authority (Beverly
  Enterprises), 10s, 2010 ............................    1,855           2,051,444


                                                    Principal Amount
Issuer                                                (000 Omitted)         Value
Health Care Revenue -- continued
Louisiana Public Facilities Authority
  (Chateau Riviere Home for the
  Aged), 10.25s, 2016 ................................   $3,240          $3,309,142
Louisiana Public Facilities Authority
  (Southwest Medical Center),
  11s, 2006 ..........................................    3,607             865,724
Lufkin, TX, Health Facilities
  Development Corp. (Memorial
  Health System of East Texas),
  5.7s, 2028 .........................................      500             505,555
Massachusetts Health & Education
  Facilities Authority (St. Memorial
  Medical Center), 6s, 2023 ..........................      465             465,367
Massachusetts Industrial Finance
  Agency (Metropolitan Health
  Foundation, Inc.), 6.75s, 2027 .....................    1,500           1,560,375
Massachusetts Industrial Finance
  Agency (Needham/Hamilton
  House), 11s, 2010 ..................................      800             848,496
Massachusetts Industrial Finance
  Agency (WNR, Inc.), 9s, 2023++ .....................      525             449,610
Michigan Hospital Finance
  Authority Rev. (Genesys
  Regional Medical), 5.5s, 2018 ......................    2,000           2,016,500
Michigan Hospital Finance
  Authority Rev. (Genesys
  Regional Medical), 5.5s, 2027 ......................    1,000           1,003,830
Millbrae, CA, Residential Facility
  (Magnolia Of Millbrae), 7.375s,
  2027 ...............................................    1,000           1,058,620
Mississippi Business Finance
  Corp., Health Facilities Rev.
  (Medical Foundation, Inc.),
  5.625s, 2023 .......................................    1,445           1,421,360
Monongalia County, WV, Health
  Facilities Rev. (Beverly
  Enterprises, Inc.), 10s, 2007 ......................      980           1,037,614
Montgomery County, PA, Higher
  Education & Health Authority
  Rev. (AHF/Montgomery), 10.5s,
  2020 ...............................................    2,440           2,581,081
New Hampshire Higher
  Educational & Health Facilities
  Authority Rev., 5.8s, 2018 .........................    1,000             994,030
New Jersey Economic
  Development Authority
  (Courthouse Convalescent
  Center), 8.7s, 2014 ................................      650             694,512

                                                    Principal Amount
Issuer                                                (000 Omitted)         Value
Health Care Revenue -- continued
New Jersey Economic
  Development Authority (Geriatric
  & Medical Services), 9.625s,
  2004 ..............................................   $  155          $   169,928
New Jersey Economic
  Development Authority (Geriatric
  & Medical Services), 9.625s,
  2022 ..............................................      675              737,444
New Jersey Economic
  Development Authority
  (Greenwood Health Care),
  9.75s, 2011 .......................................    1,345            1,424,167
New Jersey Economic
  Development Authority
  (Wanaque Convalescent
  Center), 8.6s, 2011 ...............................    1,000            1,100,700
New Jersey Health Care Facilities
  Financing Authority (Cherry Hill),
  8s, 2027 ..........................................    1,000            1,093,740
Ohio County, WV, County
  Commission Health System
  (Ohio Valley Medical Center),
  5.75s, 2013 .......................................      850              845,682
Okaloosa County, FL, Retirement
  Rental Housing Rev. (Beverly
  Enterprises), 10.75s, 2003 ........................    1,115            1,154,594
Orange County, FL, Industrial
  Development Rev. (Friendly
  Village), 9.25s, 2012 .............................    1,805            1,830,252
Osceola County, FL, Industrial
  Development Rev. (Community
  Provider Pooled Loan), 7.75s,
  2017 ..............................................    1,300            1,374,373
Reedley, CA, Certificates of
  Participation (Mennonite Home),
  7.5s, 2026 ........................................    3,000            3,158,040
Rochester, MN, Health Care
  Facilities Rev. (Mayo Medical
  Foundation), 8.462s, 2021[sec] ....................    1,000            1,078,530
San Francisco, CA, City & County
  (Coventry Park), 8.5s, 2026 .......................    2,000            2,249,100
Santa Fe, NM, Industrial
  Development Rev. (Casa Real
  Nursing Home), 9.75s, 2013 ........................    1,125            1,237,748
Seminole County, FL, Industrial
  Development Authority (Friendly
  Village), 10s, 2011 ...............................    1,630            1,661,182
St. Charles County, MO, Industrial
  Development Authority (Garden
  View Care Center), 10s, 2016 ......................    2,215            2,222,952


                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Health Care Revenue -- continued
Suffolk County, NY, Industrial
  Development Agency (APPLE),
  9.75s, 2015** .....................................   $1,350          $   675,000
Washington County, FL, Industrial
  Development Authority
  (Washington County), 10s, 2016                         1,065            1,068,003
Waterford Township, MI, Economic
  Development Rev. (Canterbury
  Health Care), 8.375s, 2023** ......................    1,500            1,425,000
Wilkinsburg, PA, Municipal
  Authority Health (Monroeville
  Christian), 8.25s, 2027 ...........................    1,000            1,087,480
                                                                        -----------
                                                                        $77,824,039
                                                                        -----------
Industrial Revenue
  (Corporate Guarantee) -- 12.8%
Courtland, AL, Industrial
  Development Board, Solid
  Waste Disposal Rev. (Champion
  International Corp.), 6.375s,
  2029 ..............................................   $2,000          $ 2,115,340
Eastern Band of Cherokee Indian
  Community, NC (Carolina Mirror
  Co.), 10.25s, 2009+ ...............................    6,125            6,197,030
Eastern Band of Cherokee Indian
  Community, NC (Carolina Mirror
  Co.), 11s, 2012+ ..................................      650              659,113
Hardeman County, TN
  (Correctional Facilities Corp.),
  7.75s, 2017 .......................................    2,220            2,472,902
Hernando County, FL, Water &
  Sewer Rev. (Florida Crushed
  Stone), 8.5s, 2014 ................................    3,600            4,157,964
Hodge Village, LA, Utilities Rev.
  (Stone Container), 9s, 2010 .......................    7,585            8,069,985
Indiana Development Finance
  Authority Rev. (Inland Steel),
  5.75s, 2011 .......................................    1,000              975,200
Lawrenceburg, TN, Industrial
  Development Board (Tridon,
  Inc.), 9.875s, 2006 ...............................    1,300            1,366,040
Mesa County, CO (Joy
  Technologies), 8.5s, 2006 .........................      650              725,218
Navajo County, AZ, Industrial
  Development Authority (Stone
  Container Corp.), 7.2s, 2027 ........................    880              982,274
New Jersey Economic
  Development Authority (Holt
  Hauling & Warehousing), 8.4s,
  2015 ..............................................    1,000            1,078,350

                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Industrial Revenue
  (Corporate Guarantee) -- continued
New Jersey Economic
  Development Authority (Holt
  Hauling & Warehousing), 8.6s,
  2017 ..............................................   $ 1,000         $ 1,084,040
Ohio Solid Waste Rev. (Republic
  Engineered Steels), 8.25s, 2014                         3,000           3,215,610
Ohio Solid Waste Rev. (Republic
  Engineered Steels), 9s, 2021 ......................     3,000           3,334,680
Philadelphia, PA, Industrial
  Development Authority Rev.,
  7.75s, 2017 .......................................     3,255           3,620,830
Port of New Orleans, LA, 8.25s,
  2004 ..............................................       800             900,304
Port of New Orleans, LA (Avondale
  Industries), 8.5s, 2014 ...........................     1,625           1,862,721
                                                                        -----------
                                                                        $42,817,601
                                                                        -----------
Insured Health Care
  Revenue -- 1.1%
Bexar County, TX, Health Facilities
  Development (Baptist Health
  Systems), MBIA, 5.25s, 2027 .......................   $ 1,000         $ 1,012,950
North Central, TX, Health Facilities
  Development Corp.
  (Presbyterian Hospital), MBIA,
  9.407s, 2021++++ ..................................     1,500           1,766,070
Salt Lake City, UT, Hospital Rev.
  (Intermountain Health Care),
  AMBAC, 9.92s, 2020++++ ............................       650             757,432
                                                                        -----------
                                                                        $ 3,536,452
                                                                        -----------
Multi-Family Housing
  Revenue -- 4.4%
Austin, TX, Housing Finance Corp.
  (Woodland Heights Apartments),
  10s, 2027 .........................................   $   995         $ 1,026,770
Colorado Housing Finance
  Authority, FHA, 9s, 2025 ..........................       865             866,159
Dade County, FL, Housing Finance
  Agency (Blackstone), 8.375s,
  2002+ .............................................     5,467           5,639,952
Dade County, FL, Housing Finance
  Agency (Silverblue), 8.375s,
  2002+ .............................................     3,683           3,799,346
Dallas, TX, Housing Finance Corp.,
  8.5s, 2011 ........................................     1,220           1,281,269
Eaglebend, CO, Affordable
  Housing Corp., 6.4s, 2017 .........................     1,000           1,050,000
Florida Multi-Family Housing
  Finance Agency Rev. (Center
  Court Apartments), 8.5s, 2018 .....................     1,025           1,069,608


                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Multi-Family Housing
  Revenue -- continued
Memphis, TN, Health, Education &
  Housing Facilities Board (Wesley
  Highland Terrace), 8.25s,
  2015*** ..........................................    $   100         $    89,000
                                                                        -----------
                                                                        $14,822,104
                                                                        -----------
Sales and Excise Tax
  Revenue -- 0.9%
Black Hawk, CO, Device Tax Rev.,
  5.625s, 2021 .....................................    $   250         $   246,250
Chicago, IL, Tax Increment Rev.
  (Ryan Garfield), 10.125s, 2007 ...................      1,510           1,548,928
Denver, CO, Urban Renewal Tax
  (Downtown Denver), 8.5s, 2013                             450             468,000
Virgin Islands Public Finance
  Authority, 6s, 2006 ..............................        250             262,507
Virgin Islands Public Finance
  Authority, 5.875s, 2018 ..........................        500             519,115
                                                                        -----------
                                                                        $ 3,044,800
                                                                        -----------
Single Family Housing
  Revenue -- 6.8%
Bexar County, TX, Housing
  Finance Corp., 0s, 2015 ...........................   $10,385         $ 1,728,791
Cook County, IL, Single Family
  Housing Rev., 0s, 2015 ............................       675             110,572
Corpus Christi, TX, Housing
  Finance Corp., MBIA, 0s, 2011 .......................   3,000             872,340
Dallas, TX, Housing Finance Corp.,
  Single Family Mortgage Rev.,
  MBIA, 0s, 2016 ....................................    13,890           2,177,258
Denver, CO, City & County Single
  Family Mortgage Rev., 0s, 2015                            576              90,414
Duval County, FL, Housing
  Finance Authority, 0s, 2015 .......................    17,905           2,733,019
Georgia Housing & Finance
  Authority Rev., FHA, 0s, 2031 .....................    16,385           1,529,376
Harris County, TX, Housing
  Finance Corp., 9.625s, 2003 .......................       673             682,684
Harris County, TX, Housing
  Finance Corp., 9.875s, 2014 .......................       439             445,313
Jackson County, MO, 0s, 2016 ........................     1,765             243,358
Nebraska Investment Finance
  Authority, 0s, 2015 ..............................     29,250           6,002,977
Nebraska Investment Finance
  Authority, 6.25s, 2021 ...........................      1,990           2,112,405
Nevada Housing Division, Single
  Family Mortgage Rev., 0s, 2015 ...................        364              69,145
Ohio Housing Finance Agency,
  Single Family Mortgage Rev.,
  GNMA, 9.796s, 2031++++ ...........................        800             900,384

                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Single Family Housing
  Revenue -- continued
Reno County, KS, Single Family
  Mortgage Rev., AMBAC, 0s,
  2014 .............................................   $ 1,500         $    250,110
Saline County, KS, 0s, 2014 ........................       475               82,517
South Dakota Housing
  Development Authority,
  Homeownership Mortgage,
  5.8s, 2028 .......................................     1,830            1,889,402
Utah Housing Finance Agency,
  Residential Mortgage Rev., 9s,
  2019 .............................................        10               10,280
Wisconsin Housing & Economic
  Development Authority,
  Homeownership Rev., RIBS,
  9.855s, 2022++++ .................................       655              735,441
                                                                       ------------
                                                                       $ 22,665,786
                                                                       ------------
Solid Waste Revenue -- 0.1%
Southwestern Illinois Development
  Authority, Solid Waste Disposal
  Rev., 5.9s, 2014 .................................   $   395         $    396,497
                                                                       ------------
Special Assessment District -- 0.2%
Heritage Isles, FL, Community
  Development District, 5.75s,
  2005 .............................................   $   650         $    653,263
                                                                       ------------
Student Loan Revenue -- 0.7%
Arizona Student Loan Acquisition
  Authority, "C", 7.625s, 2010 .....................   $   750         $    835,995
Pennsylvania Higher Education
  Assistance Agency, AMBAC,
  8.589s, 2022++++ .................................     1,300            1,476,046
                                                                       ------------
                                                                       $  2,312,041
                                                                       ------------
Turnpike Revenue -- 3.9%
Foothill/Eastern Transportation
  Corridor Agency, CA, 0s, 2030 ....................   $25,950         $  5,006,533
Massachusetts Turnpike Authority,
  Capital Appreciation, "C", MBIA,
  0s, 2022 .........................................    10,000            3,188,400
Pocahontas Parkway Assn., VA,
  Toll Road Rev., 0s, 2011 .........................     1,000              482,110
Pocahontas Parkway Assn., VA,
  Toll Road Rev., 0s, 2012 .........................     1,000              452,330
Pocahontas Parkway Assn., VA,
  Toll Road Rev., 0s, 2015 .........................     1,750              683,200
San Joaquin Hills, CA,
  Transportation Corridor Agency,
  Toll Road Rev., MBIA, 5.25s,
  2030 .............................................     1,500            1,532,490


                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Turnpike Revenue -- continued
Telluride, CO, Gondola Transit Co.,
  9s, 2016 .........................................   $   965         $  1,131,289
West Virginia Parkways, Economic
  Development & Tourism
  Authority, FGIC, RIBS, 7.626s,
  2019++++ .........................................       600              669,102
                                                                       ------------
                                                                       $ 13,145,454
                                                                       ------------
Universities -- 1.5%
Islip, NY, Community Development
  Agency Rev. (New York Institute
  of Technology), 7.5s, 2026 .......................   $ 2,500         $  2,743,950
Massachusetts Industrial Finance
  Agency (Emerson College),
  8.9s, 2018 .......................................     2,000            2,173,220
                                                                       ------------
                                                                       $  4,917,170
                                                                       ------------
Water and Sewer Utility
  Revenue -- 1.9%
Detroit, MI, Sewage Disposal Rev.,
  FGIC, 7.618s, 2023++++ ...........................   $ 2,500         $  2,826,675
Harrisburg, PA, Authority Water
  Rev., FGIC, 7.97s, 2015++++ ......................     2,000            2,298,760
New York City, NY, Municipal
  Water Finance Authority, FSA,
  5.375s, 2026 .....................................     1,100            1,132,582
                                                                       ------------
                                                                       $  6,258,017
                                                                       ------------
Other -- 3.1%
Danville, VA, Industrial
  Development Rev. (Piedmont
  Mall), 8s, 2017 ..................................   $ 5,795         $  6,181,584
District of Columbia (National
  Public Radio), 7.7s, 2023 ........................     2,500            2,728,500
Mississippi Development Bank
  (Diamond Lakes Utilities), 6.25s,
  2017 .............................................     1,000            1,017,460
St. Louis County, MO, Industrial
  Development Authority (Kiel
  Center Arena), 7.875s, 2024 ......................       300              328,929
                                                                       ------------
                                                                       $ 10,256,473
                                                                       ------------
  Total Municipal Bonds (Identified Cost,
    $300,375,323) ..................................                   $327,357,222
                                                                       ------------

                                                    Principal Amount
Issuer                                                (000 Omitted)        Value
Floating Rate Demand Notes -- 0.1%
Pinellas County, FL, Health Facility
  Authority, due 12/01/15 ..........................   $100            $    100,000
St. Lucie County, FL, Pollution
  Control Rev. Power & Light, due
  3/01/27 ..........................................    100                 100,000
                                                                       ------------
  Total Floating Rate Demand Notes, at
    Identified Cost ................................                   $    200,000
                                                                       ------------
  Total Investments (Identified Cost,
    $300,575,323) ..................................                   $327,557,222

Other Assets,
  Less Liabilities -- 1.8%                                                5,986,775
                                                                       ------------
  Net assets -- 100.0% .............................                   $333,543,997
                                                                       ============

   ** Non-income producing security -- in default.
  *** Security accruing partial interest -- in default.
    + Restricted security.
[sec] Indexed security.
   ++ Security valued by or at the direction of the Trustees.
 ++++ Inverse floating rate security.


                       See notes to financial statements

Statement of Assets and Liabilities -- October 31, 1998


Assets:
  Investments, at value (identified cost, $300,575,323) ..................................    $327,557,222
  Cash ...................................................................................         102,837
  Receivable for investments sold ........................................................       1,166,777
  Interest receivable ....................................................................       6,390,722
  Other assets ...........................................................................           2,180
                                                                                              ------------
     Total assets ........................................................................    $335,219,738
                                                                                              ------------
Liabilities:
  Payable to dividend disbursing agent ...................................................    $    231,892
  Payable for investments purchased ......................................................         999,269
  Payable to affiliates --
   Management fee ........................................................................          16,133
   Transfer and dividend disbursing agent fee ............................................           9,283
   Administrative fee ....................................................................             275
  Accrued expenses and other liabilities .................................................         418,889
                                                                                              ------------
     Total liabilities ...................................................................    $  1,675,741
                                                                                              ------------
Net assets ...............................................................................    $333,543,997
                                                                                              ============
Net assets consist of:
  Paid-in capital ........................................................................    $355,386,206
  Unrealized appreciation on investments .................................................      26,981,899
  Accumulated net realized loss on investments ...........................................     (49,503,976)
  Accumulated undistributed net investment income ........................................         679,868
                                                                                              ------------
     Total ...............................................................................    $333,543,997
                                                                                              ============
Shares of beneficial interest outstanding: ...............................................     39,017,915
                                                                                              ============
Net asset value per share (net assets [divided by] shares of beneficial interest                 $8.55
  outstanding)                                                                                ============


Statement of Operations -- Year Ended October 31, 1998

Net investment income:
  Interest income ........................................................                    $ 25,595,983
                                                                                              ------------
  Expenses --
   Management fee ........................................................                    $  2,952,210
   Trustees' compensation ................................................                         141,006
   Administrative fee ....................................................                          47,009
   Transfer and dividend disbursing agent fee ............................                         111,024
   Custodian fee .........................................................                         108,602
   Printing ..............................................................                          31,286
   Postage ...............................................................                          35,661
   Auditing fees .........................................................                          38,081
   Legal fees ............................................................                          16,308
   Miscellaneous .........................................................                         179,820
                                                                                              ------------
     Total expenses ......................................................                    $  3,661,007
  Fees paid indirectly ...................................................                         (60,552)
                                                                                              ------------
     Net expenses ........................................................                    $  3,600,455
                                                                                              ------------
      Net investment income ..............................................                    $ 21,995,528
                                                                                              ------------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions (identified cost basis) .......                    $ (1,258,751)
  Change in unrealized appreciation on investments .......................                       3,065,054
                                                                                              ------------
   Net realized and unrealized gain on investments .......................                    $  1,806,303
                                                                                              ------------
    Increase in net assets from operations ...............................                    $ 23,801,831
                                                                                              ============

                       See notes to financial statements

Statement of Changes in Net Assets


Increase (decrease) in net assets:                                                             Year Ended October 31,
                                                                                      ----------------------------------
From operations --                                                                         1998                1997
                                                                                      ------------        ------------
 Net investment income ............................................................     $  21,995,528      $  23,593,846
 Net realized loss on investments .................................................        (1,258,751)       (15,621,735)
 Net unrealized gain on investments ...............................................         3,065,054         14,018,262
                                                                                      ---------------     --------------
  Increase in net assets from operations ..........................................     $  23,801,831      $  21,990,373
                                                                                      ---------------     --------------
Distributions declared to shareholders from net investment income .................     $ (22,462,751)     $ (24,833,070)
                                                                                      ---------------     --------------
Net increase in net assets from Trust share transactions ..........................     $   2,923,015      $   3,494,657
                                                                                      ---------------     --------------
  Total increase in net assets ....................................................     $   4,262,095      $     651,960
Net assets:
 At beginning of period ...........................................................       329,281,902        328,629,942
                                                                                      ---------------     --------------
 At end of period (including accumulated undistributed net investment income of
  $679,868 and $1,016,723, respectively) ..........................................     $ 333,543,997      $ 329,281,902
                                                                                      ===============     ==============

                       See notes to financial statements

Financial Highlights


                                                                               Year Ended October 31,
Per share data (for a share outstanding                ---------------------------------------------------------------------
throughout each period):                                   1998           1997          1996           1995           1994
                                                       -----------   ------------   ------------   ------------   ----------
Net asset value -- beginning of period ............     $   8.51       $   8.58       $   8.84       $   8.73       $   9.04
                                                        --------       --------       --------        -------       --------
Income from investment operations# --
 Net investment income ............................     $   0.57       $   0.61       $   0.66       $   0.68       $   0.68
 Net realized and unrealized gain (loss)
  on investments ..................................         0.05          (0.03)         (0.26)          0.13          (0.29)
                                                        --------       --------       --------       --------       --------
  Total from investment operations ................     $   0.62       $   0.58       $  0.40        $   0.81       $   0.39
                                                        --------       --------       --------       --------       --------
Less distributions declared to shareholders from
 net investment income ............................     $  (0.58)      $  (0.65)      $  (0.66)      $  (0.70)      $  (0.70)
                                                       ---------      ---------       --------       --------       -------
Net asset value -- end of period ..................     $   8.55       $   8.51       $   8.58       $   8.84       $   8.73
                                                       =========      =========       ========       ========       ========
Per share market value -- end of period ...........     $   9.19       $   9.06       $   9.38       $   9.50       $   9.13
                                                       =========      =========       ========       ========       ========
Total return ......................................        8.37%          3.90%          4.50%         12.57%        (1.47)%
Ratios (to average net assets)/Supplemental data:
 Expenses## .......................................        1.10%          1.19%          1.24%          1.33%          1.31%
 Net investment income ............................        6.62%          7.26%          7.47%          7.66%          7.58%
Portfolio turnover ................................          12%            21%            13%            14%            22%
Net assets at end of period (000 omitted) .........     $333,544       $329,282       $328,630       $334,985       $327,193


                                                                               Year Ended October 31,
Per share data (for a share outstanding                ---------------------------------------------------------------------
throughout each period):                                   1993          1992           1991           1990           1989
                                                       -----------   ------------   ------------   ------------   ----------
Net asset value -- beginning of period ............      $  8.78       $   8.94       $   9.02       $   9.44       $   9.22
                                                         -------       --------       --------       --------       --------
Income from investment operations# --
 Net investment income ............................      $  0.75       $   0.73       $   0.70       $   0.75       $   0.76
 Net realized and unrealized gain (loss)
  on investments ..................................         0.21          (0.17)         (0.05)         (0.41)          0.22
                                                         -------       --------       --------       -------        --------
  Total from investment operations ................      $  0.96       $   0.56       $   0.65       $   0.34       $   0.98
                                                         -------       --------       --------       -------        --------
Less distributions declared to shareholders from
 net investment income ............................      $ (0.70)      $  (0.72)      $  (0.73)      $  (0.76)      $  (0.76)
                                                         --------      --------       --------       -------        --------
Net asset value -- end of period ..................      $  9.04       $   8.78       $   8.94       $   9.02       $   9.44
                                                         =======       ========       ========       ========       ========
Per share market value -- end of period ...........      $ 10.00       $   9.00       $   9.25       $   8.38       $   9.88
                                                         =======       ========       ========       ========       ========
Total return ......................................       10.95%          5.34%         19.88%        (7.87)%          8.32%
Ratios (to average net assets)/Supplemental data:
 Expenses .........................................        1.33%          1.34%          1.27%          1.21%          1.28%
 Net investment income ............................        7.55%          8.17%          7.79%          8.07%          8.15%
Portfolio turnover ................................          14%            17%            21%            19%            16%
Net assets at end of period (000 omitted) .........     $335,256       $323,060       $325,077       $325,767       $338,461

 # Per share data for the periods subsequent to October 31, 1992, are based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense.


                       See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.


(2) Significant Accounting Policies

General -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Trust can invest at least 65% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Indexed Securities -- The Trust may invest in indexed securities whose value may be linked to interest rates, commodities, indices, or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Trust at a future date, usually beyond customary settlement time.

The Trust uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Trust from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Trust intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Trust to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 1998, $126,540 and $3,828 were reclassified to accumulated undistributed net investment income from accumulated net realized loss on investments and paid-in capital, respectively. This change had no effect on the net assets or net asset value per share.

At October 31, 1998, the Trust, for federal tax purposes, had a capital loss carryforward of $49,468,448, which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 1999, ($1,898,227), October 31, 2000, ($4,765,334),
October 31, 2001, ($3,636,033), October 31, 2002, ($7,977,644), October 31,
2003, ($4,513,979), October 31, 2004, ($8,774,606), October 31, 2005,
($16,518,819), and October 31, 2006, ($1,383,806).


(3) Transactions with Affiliates

Investment Adviser -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of average daily net assets and 6.32% of investment income.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $42,211 for the year ended October 31, 1998.

Administrator -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:


    First $1 billion ................       0.0150%
    Next $1 billion .................       0.0125%
    Next $1 billion .................       0.0100%
    In excess of $3 billion .........       0.0000%

Transfer Agent -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend service fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.


(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $41,030,366, and $38,846,484, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:


    Aggregate cost ........................    $300,625,149
                                               ============
    Gross unrealized appreciation .........    $ 30,585,780
    Gross unrealized depreciation .........      (3,653,707)
                                               ------------
     Net unrealized appreciation ..........    $ 26,932,073
                                               ============

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:


                                                                             Year Ended October 31,
                                                                             -----------------------
                                                                               1998         1997
    ------------------------------------------------------------------------------------------------
    Shares issued to shareholders in reinvestment of distributions .......    338,271      390,535
                                                                              =======      =======

(6) Line of Credit

The Trust and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended October 31, 1998, was $2,331.


(7) Restricted Securities

The Trust may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1998, the Trust owned the following restricted securities (constituting 5.39% of total assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                                                       Date of
Description                                                                        Acquisition
-------------------------------------------------------------------------------- -------------
Dade County, FL, Housing Finance Agency (Blackstone), 8.375s, 2002                   4/22/94
Dade County, FL, Housing Finance Agency (Silverblue), 8.375s, 2002                   4/22/94
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.),
 10.25s, 2009                                                                       12/10/86
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.), 11s, 2012       2/05/88
Hannibal, MO, Industrial Development Authority (Hannibal Regional Healthcare),
 9.5s, 2001                                                                          8/28/92



                                                                                         Par
Description                                                                           Amount          Cost          Value
-------------------------------------------------------------------------------- ------------- ------------- -------------
Dade County, FL, Housing Finance Agency (Blackstone), 8.375s, 2002                $5,466,500    $5,466,500    $ 5,639,952
Dade County, FL, Housing Finance Agency (Silverblue), 8.375s, 2002                 3,682,500     3,682,500      3,799,346
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.),
 10.25s, 2009                                                                      6,125,000     6,002,498      6,197,030
Eastern Band of Cherokee Indian Community, NC (Carolina Mirror Co.), 11s, 2012       650,000       601,250        659,113
Hannibal, MO, Industrial Development Authority (Hannibal Regional Healthcare),
 9.5s, 2001                                                                        1,500,000     1,485,827      1,780,860
                                                                                                              -----------
                                                                                                              $18,076,301
                                                                                                              ===========

Independent Auditors' Report

To the Trustees and Shareholders of MFS Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Trust as of October 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31,1998 and 1997, and the financial highlights for each of the years in the ten year period ended October 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Trust at October 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 11, 1998

MFS[RegTM] Municipal Income Trust


Trustees
Richard B. Bailey*(2)
Private Investor; Former Chairman and
Director (until 1991), MFS Investment
Management

Peter G. Harwood(1)
Private Investor

J. Atwood Ives(2)
Chairman and Chief Executive Officer,
Eastern Enterprises
(diversified services company)

Lawrence T. Perera(2)
Partner, Hemenway & Barnes
(attorneys)

William J. Poorvu(1)
Adjunct Professor, Harvard University
Graduate School of Business
Administration

Charles W. Schmidt(1)
Private Investor

Arnold D. Scott*
Senior Executive Vice President,
Director, and Secretary,
MFS Investment Management

Jeffrey L. Shames*
Chairman, Chief Executive Officer,
and Director, MFS Investment
Management

Elaine R. Smith(1)
Independent Consultant

David B. Stone(1)(2)
Chairman, North American
Management Corp.
(investment advisers)

Portfolio Manager
Michael W. Roberge*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Transfer Agent,
Registrar, and Dividend
Disbursing Agent
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

Custodian
State Street Bank and
Trust Company

Independent Auditors
Deloitte & Touche LLP

Investment Adviser
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741




* Affiliated with the Investment Adviser.
(1) Member of Audit Committee.
(2) Member of Portfolio Trading Committee.



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